Right of Use Asset	12 Months Ended
Dec. 31, 2020
Disclosure of leases [Abstract]
Right of Use Assets	Right-of-Use Assets
The Corporation leases various properties and types of equipment. Lease contracts are typically made for fixed periods. Leases are negotiated on an individual basis and contain a wide range of terms and conditions. The lease agreements do not impose covenants, but leased assets may not be used as security for borrowing purposes.

A reconciliation of the changes in the carrying amount of the right-of-use assets is as follows:

	Land	Buildings	Vehicles	Equipment	Pipeline	Total
New leases recognized Jan. 1, 2019	29	22	1	—	—	52
Adjustments on recognition(1)	(1)	(4)	—	—	—	(5)
Transfers from PP&E, intangibles and other assets	—	—	3	35	—	38
As at Jan. 1, 2019	28	18	4	35	—	85
Additions	32	2	—	2	45	81
Depreciation	(1)	(4)	(2)	(11)	—	(18)
Changes in foreign exchange rates	(1)	—	—	—	—	(1)
Transfers	—	—	—	(1)	—	(1)
As at Dec. 31, 2019	58	16	2	25	45	146
Additions	3	13	—	—	—	16
Depreciation	(3)	(5)	(1)	(9)	(3)	(21)
As at Dec. 31, 2020	58	24	1	16	42	141
(1) Adjusted by the amount of any prepaid or accrued lease payments, onerous contract provisions and lease inducements.

In November 2019, the Corporation recognized a right-of-use asset and corresponding lease liability related to the initial 15-year term of its contract for transporting natural gas on the Pioneer Pipeline. The transportation contract provides the Corporation with the right to extend the contract for up to eight additional renewal periods of 24-months each. The amounts recognized represent the 50 per cent of the pipeline that is not owned by the Corporation.

In December 2019, the Corporation recognized an additional $31 million of right-of-use assets and $31 million of lease liabilities for land leases at certain wind facilities as a result of revised interpretations of the unit of account identified asset concepts present in IFRS 16.

For the year ended Dec. 31, 2020, TransAlta paid $33 million (2019 — $25 million) related to recognized lease liabilities, consisting of $8 million in interest (2019 —$4 million) and $25 million (2019 — $21 million) in principal repayments.

For the year ended Dec. 31, 2020, the Corporation expensed nil related to short-term (2019 — $2 million) and nil related to low-value leases (2019 — $1 million). Short-term leases (term of less than 12 months) and leases with total lease payments below the Corporation's capitalization threshold do not require recognition as lease liabilities and right-of-use assets.
Some of the Corporation's land leases that met the definition of a lease were not recognized as they require variable payments based on production or revenue. Additionally, certain land leases require payments to be made on the basis of the greater of the minimum fixed payments and variable payments based on production or revenue. For these leases, lease liabilities have been recognized on the basis of the minimum fixed payments. For the year ended Dec. 31, 2020, the Corporation expensed $7 million (2019 — $6 million) in variable land lease payments for these leases. For further information regarding leases refer to Note 5, 11, 24 and 36.